UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2010

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                Submission of Matters to a Vote of Security Holders

At the Annual Shareholders meeting held on April 28, 2010, the Company submitted to vote of security-holders the following matters that received the indicated votes:

1.               Set the number of members of the Board of Directors at six:

FOR	4,704,529
AGAINST OR WITHHELD	7,702
ABSTAIN	49,411
BROKER NON-VOTE	0

2.               Election of Directors:

NOMINEE	FOR	AGAINST OR WITHHELD	ABSTAIN	BROKER NON-VOTE
John L. Morgan	3,929,567	6,432	0	825,643
Jenele C. Grassle	3,929,567	6,432	0	825,643
Kirk A. MacKenzie	3,929,437	6,562	0	825,643
Dean B. Phillips	3,928,567	7,432	0	825,643
Paul C. Reyelts	3,929,567	6,432	0	825,643
Mark L. Wilson	3,928,567	7,432	0	825,643

3.               Approval of the 2010 Stock Option Plan.

FOR	3,118,622
AGAINST OR WITHHELD	783,677
ABSTAIN	33,700
BROKER NON-VOTE	825,643

4.              Ratify the appointment of GRANT THORNTON, LLP as independent registered public accounting firm for the 2010 fiscal year.

FOR	4,759,384
AGAINST OR WITHHELD	1,308
ABSTAIN	950
BROKER NON-VOTE	0

Item 7.01                                                 Regulation FD Disclosure

On April 28, 2010, Winmark Corporation (“Company”) announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.02 per share will be paid on June 2, 2010 to shareholders of record on the close of business on May 12, 2010. Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01                                                 Other Events

On April 28, 2010, Winmark Corporation (“Company”) announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.02 per share will be paid on June 2, 2010 to shareholders of record on the close of business on May 12, 2010. Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01                                                 Financial Statements and Exhibits

(d)                                   Exhibits

99.1                       Press Release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: April 29, 2010	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated April 28, 2010